CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : DECEMBER 1999

Beginning of the Month Principal Receivables :                                                                   11,273,381,217.61
                                                                                                              --------------------
Beginning of the Month Finance Charge Receivables :                                                                 394,342,975.64
                                                                                                              --------------------
Beginning of the Month Discounted Receivables :                                                                               0.00
                                                                                                              --------------------
Beginning of the Month Total Receivables :                                                                       11,667,724,193.25
                                                                                                              --------------------

Removed Principal Receivables :                                                                                               0.00
                                                                                                              --------------------
Removed Finance Charge Receivables :                                                                                          0.00
                                                                                                              --------------------
Removed Total Receivables :                                                                                                   0.00
                                                                                                              --------------------

Additional Principal Receivables :                                                                                  248,577,551.10
                                                                                                              --------------------
Additional Finance Charge Receivables :                                                                                 676,299.90
                                                                                                              --------------------
Additional Total Receivables :                                                                                      249,253,851.00
                                                                                                              --------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                              --------------------
End of the Month Principal Receivables :                                                                         11,523,177,750.60
                                                                                                              --------------------
End of the Month Finance Charge Receivables :                                                                       414,989,785.96
                                                                                                              --------------------
End of the Month Discounted Receivables :                                                                                     0.00
                                                                                                              --------------------
End of the Month Total Receivables :                                                                             11,938,167,536.56
                                                                                                              --------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                              --------------------
Adjusted Invested Amount of all Master Trust Series                                                               9,832,976,677.68
                                                                                                              --------------------

End of the Month Seller Percentage                                                                                          14.67%
                                                                                                              --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : DECEMBER 1999                                                                   ACCOUNTS            RECEIVABLES
                                                                                                 --------            -----------
End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                   187,881.00          204,104,352.86
                                                                                        ------------------    --------------------
      60 - 89 Days Delinquent                                                                   114,320.00          135,124,501.70
                                                                                        ------------------    --------------------
      90 + Days Delinquent                                                                      199,148.00          259,727,324.79
                                                                                        ------------------    --------------------

      Total 30 + Days Delinquent                                                                501,349.00          598,956,179.35
                                                                                        ------------------    --------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                             5.02%
                                                                                                              --------------------

Defaulted Accounts During the Month                                                              51,924.00           46,670,937.67
                                                                                        ------------------    --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                         4.97%
                                                                                                              --------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : DECEMBER 1999                                                              COLLECTIONS              PERCENTAGES
                                                                                            -----------              -----------
Total Collections and Gross Payment Rate                                                  1,780,224,787.30                  15.26%
                                                                                        ------------------    --------------------

Collections of Principal Receivables and Principal Payment Rate                           1,537,329,328.55                  13.64%
                                                                                        ------------------    --------------------

      Prior Month Billed Finance Charge and Fees                                            185,457,932.22
                                                                                        ------------------
      Amortized AMF Income                                                                   16,223,352.97
                                                                                        ------------------
      Interchange Collected                                                                  27,583,379.06
                                                                                        ------------------
      Recoveries of Charged Off Accounts                                                     15,016,353.41
                                                                                        ------------------
      Collections of Discounted Receivables                                                           0.00
                                                                                        ------------------

Collections of Finance Charge Receivables and Annualized Yield                              244,281,017.66                  26.00%
                                                                                        ------------------    --------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)

MONTHLY PERIOD : DECEMBER 1999

Beginning Unamortized AMF Balance                                                                                    83,116,852.21
                                                                                                              --------------------
+     AMF Slug for Added Accounts                                                                63,018.81
                                                                                        ------------------
+     AMF Collections                                                                        14,837,794.06
                                                                                        ------------------
-     Amortized AMF Income                                                                   16,223,352.97
                                                                                        ------------------
Ending Unamortized AMF Balance                                                                                       81,794,312.11
                                                                                                                ------------------






















                                             /s/ Charles Kim
                                             ----------------------------------
                                             Charles Kim
                                             Securitization Manager



                                                                    Page 8 of 38